Annual Report

December 31, 2002

T. Rowe Price
International Stock Portfolio

Dear Investor

Despite a strong rally during the fourth quarter of 2002, international equities fell over the year. The late-year advance helped lift spirits to some extent as corporate earnings results generally met expectations and the Federal Reserve and European Central Banks slashed interest rates in an effort to stimulate economic growth. The European markets reversed their earlier slide, leading the developed regions of the world higher during the period.

Performance Comparison

  Periods Ended 12/31/02                         6 Months              12 Months
  ------------------------------------------------------------
  International
  Stock Portfolio                                 -14.88%                -18.29%

  MSCI EAFE Index                                  -14.48                 -15.66

  Lipper Variable Annuity
  Underlying International
  Funds Average                                    -15.25                 -16.53

  The portfolio posted a loss for the six months ended December 31, 2002, which was in line with both the MSCI EAFE Index and the Lipper average for similar funds. The portfolio's 12-month return lagged both the index and the Lipper benchmark. Our emphasis on growth stocks was the primary reason for lagging relative results over the year but helped performance when growth stocks came to life near year-end. The portfolio had 71% of net assets invested in Europe, 16% in Japan (up from 12% six months ago), and the rest divided among the Far East, Latin America, and reserves. Financial stocks claimed nearly 20% of portfolio assets, slightly less than at the end of June. Consumer discretionary shares rose slightly from about 17% of the portfolio to 18%, and health care also rose a percentage point to a bit more than 12%.

  Market Performance

  Six Months                          Local                     Local Currency                 U.S.
  Ended 12/31/02                    Currency                  vs. U.S. Dollars              Dollars
  ------------------------------------------------------------------
  France                             -22.21%                             6.26%              -17.35%

  Germany                             -33.62                              6.26               -29.47

  Hong Kong                           -13.78                              0.02               -13.76

  Italy                               -13.76                              6.26                -8.36

  Japan                               -17.80                              1.00               -16.98

  Mexico                               -4.30                             -4.96                -9.05

  Netherlands                         -26.41                              6.25               -21.80

  Singapore                           -13.73                              1.86               -12.14

  Sweden                              -20.69                              5.48               -16.34

  Switzerland                         -21.24                              7.63               -15.23

  United Kingdom                      -14.86                              5.62               -10.07

  Source: RIMES Online, using MSCI indices.

MARKET REVIEW
  Inflationary pressures edged lower across Europe, but economic data remained lackluster, with Germany being notably weaker than the rest of the region. After holding up well throughout the year, Japan declined on weaker economic data that showed industrial production declining amid concerns over the potential economic impact of financial system reforms. The Asian markets outside of Japan, which outperformed most regions during the year, rose in the final three months.

  Geographic Diversification

  Europe                                                71%
  Japan                                                 16%
  Far East                                               8%
  Other and Reserves                                     3%
  Latin America                                          2%

  Based on net assets as of 12/31/02.

  Latin America was the strongest performing region during the past six months, boosted by reassuring words from Brazil's president-elect concerning the country's future fiscal management policies. Growth stocks rebounded from their summer doldrums and outpaced value stocks. The best performing international industries were wireless telecommunications, software, communications equipment, and insurance, industries that lagged earlier in the year. Defensive or cyclical sectors, such as consumer staples and industrials, trailed behind. On the currency front, the U.S. dollar continued to decline against the world's major currencies, falling versus the euro and yen.

PORTFOLIO REVIEW

  Relative Performance Comparison

  Periods Ended 12/31/02                         6 Months             12 Months
  -----------------------------------------------------
  MSCI EAFE Growth Index                          -13.95%               -15.76%

  MSCI EAFE Value Index                            -14.99                -15.60

  The portfolio's bias toward growth stocks earlier in the year impaired relative results over the 12-month period. Poor results in industrials stocks, particularly in the commercial services and supplies industry were largely to blame. The portfolio's underperformance in both the consumer discretionary and consumer staples sectors also hurt results. The portfolio benefited from good stock selection in energy, led by ENI, which was up 33% over the year, and by Yukos, which soared 60%. On the country level, underweighting poorly performing Germany added relative value versus the benchmark, and good stock selection in France also helped due to strong results from TotalFinaElf. On the negative side, underweighting Australia and Japan hurt relative performance.

  Portfolio transaction activity primarily involved repositioning our exposure in Japan and reducing our bank holdings. After a period of strong performance, we sold National Australia Bank due to slowing prospects for housing loan demand. We reduced our holding in Banca Intesa, on signs that bad debt levels are rising, and we trimmed HSBC on news that it would acquire Household International. Within telecoms, we sold our stake in Portugal Telecom after it rallied following the Brazilian elections. We also trimmed technology companies during the late-year rally that are facing ongoing demand pressure. In Japan, we trimmed or eliminated Canon, Toshiba, and Murata Manufacturing and exited Singapore-based Flextronics. We redeployed this cash into Japanese companies with better current growth prospects. We added late in the year to Honda Motor and Suzuki Motor, the latter of which should benefit from restructuring plans. We also added to one of Japan's major real estate developers, Mitsui Fudosan, and to the home security company Secom. Outside of Japan, we purchased retailers that re operating well in a modest growth environment, such as Wal-Mart de Mexico and Hermes in France.

Industry Diversification

                                                             Percent of Net Assets
                                                             6/30/02               12/31/02
  ------------------------------------------------------------
  Financials                                                   21.6%                  19.5%

  Consumer Discretionary                                        16.7                   18.3

  Health Care                                                   11.2                   12.2

  Energy                                                         8.6                    9.6

  Consumer Staples                                               8.5                    9.5

  Telecommunication Services                                     7.6                    9.3

  Industrials and Business Services                              8.2                    8.0

  Information Technology                                         8.4                    7.1

  Materials                                                      2.9                    3.1

  Utilities                                                      1.2                    1.3

  Reserves                                                       5.1                    2.1
  ------------------------------------------------------------
  Total                                                       100.0%                 100.0%

  At the end of the year, our top 25 holdings comprised 44% of portfolio net assets. U.K. pharmaceutical GlaxoSmithKline was our major position, representing 4% of the portfolio, followed by TotalFinaElf, U.K./ Netherlands publisher Reed Elsevier, Royal Bank of Scotland, and Vodafone, also of the U.K. (See the Twenty-Five Largest Holdings table following this letter for a list of the other major holdings.)

INVESTMENT OUTLOOK

  Global economic growth is likely to remain relatively subdued in 2003, weighed down in part by an indebted U.S. consumer. Corporate balance sheets have improved, so a surprise in 2003 may be a recovery in capital spending. Europe is likely to follow the U.S. lead to a large extent, with the central economies, such as Germany, lagging those on the periphery. Japan continues to face significant problems in revitalizing its banking system and addressing low corporate returns on investment.

  In emerging markets, there are pockets of above-average growth, led by China and by economic convergence in Central and Eastern Europe. Despite modest economic growth, earnings should recover as companies have cut costs and improved capital management. Valuations are no longer extended, with Europe and Japan looking relatively cheap against history, and growth and value stocks trading at comparable levels. As the doom scenario of deflation recedes, we see confidence beginning to return, which should allow well-managed companies with strong franchises to achieve sustainable growth as we move through the year.

  Respectfully submitted,

  John R. Ford
  President, T. Rowe Price International Funds, Inc.
  January 19, 2003

Portfolio Highlights

Twenty-Five Largest Holdings

                                                                           Percent of
                                                                           Net Assets
                                                                             12/31/02
----------------------------------------------------------------
GlaxoSmithKline, United Kingdom                                                  4.0%

TotalFinaElf, France                                                              3.1

Reed Elsevier, United Kingdom/Netherlands                                         3.0

Royal Bank of Scotland, United Kingdom                                            2.6

Vodafone, United Kingdom                                                          2.5

Shell Transport & Trading/Royal Dutch Petroleum,
United Kingdom/Netherlands                                                        2.5

Nestle, Switzerland                                                               2.4

BNP Paribas, France                                                               1.7

Sanofi-Synthelabo, France                                                         1.7

Aventis, France                                                                   1.6

Nokia, Finland                                                                    1.5

Compass, United Kingdom                                                           1.5

Rio Tinto, United Kingdom                                                         1.4

ENI, Italy                                                                        1.4

Securitas, Sweden                                                                 1.4

UBS, Switzerland                                                                  1.4

Samsung Electronics, South Korea                                                  1.3

Adecco, Switzerland                                                               1.2

Canon, Japan                                                                      1.2

Sony, Japan                                                                       1.2

AstraZeneca, United Kingdom                                                       1.2

WPP Group, United Kingdom                                                         1.2

Secom, Japan                                                                      1.1

ING Groep, Netherlands                                                            1.1

UniCredito Italiano, Italy                                                        1.0
------------------------------------------------------------
Total                                                                           44.2%

Note: Table excludes investments in the T. Rowe Price Reserve Investment Fund.

Performance Comparison

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

International Stock Portfolio

            MSCI EAFE Index                  Lipper Variable Annuity                International Stock
                                            Underlying International                          Portfolio
                                                       Funds Average

3/31/1994            10,000                                   10,000                             10,000
12/31/1994           10,435                                   10,005                             10,180
12/31/1995           11,640                                   11,045                             11,318
12/31/1996           12,380                                   12,543                             12,982
12/31/1997           12,635                                   13,462                             13,383
12/31/1998           15,204                                   15,279                             15,505
12/31/1999           19,355                                   21,275                             20,672
12/31/2000           16,653                                   17,772                             16,984
12/31/2001           13,122                                   13,936                             13,211
12/31/2002           11,067                                   11,408                             10,795

Average Annual Compound Total Return

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

International Stock Portfolio
Periods Ended 12/31/02

                                                         Since         Inception
1 Year       3 Years             5 Years             Inception              Date
----------------------------------------------------------------
-18.29%      -19.47%              -4.21%                 0.88%           3/31/94

Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.

Total returns do not include charges imposed by your insurance company's separate account. If these were included, performance would have been lower.

Financial Highlights
T. Rowe Price International Stock Portfolio

                                                          For a share outstanding throughout each period
                                                   -----------------------------------------------------
                                       Year
                                      Ended
                                   12/31/02          12/31/01        12/31/00        12/31/99       12/31/98
NET ASSET VALUE
Beginning of period                  $11.47            $15.07          $19.04          $14.52         $12.74

Investment activities
  Net investment income
  (loss)                               0.10              0.24            0.07            0.12           0.17

  Net realized and
  unrealized gain (loss)             (2.20)            (3.59)          (3.46)            4.69           1.84

  Total from
  investment activities              (2.10)            (3.35)          (3.39)            4.81           2.01

Distributions
Net investment income                (0.10)            (0.25)          (0.10)          (0.07)         (0.17)

Net realized gain                    (0.01)                -           (0.48)          (0.22)         (0.06)

Total distributions                  (0.11)            (0.25)          (0.58)          (0.29)         (0.23)

NET ASSET VALUE
End of period                         $9.26            $11.47          $15.07          $19.04         $14.52

Ratios/Supplemental Data

Total return(diamond)             (18.29)%           (22.21)%        (17.84)%          33.32%         15.86%

Ratio of total expenses to
average net assets                    1.05%             1.05%           1.05%           1.05%          1.05%

Ratio of net investment
income (loss) to average
net assets                            0.93%             1.90%           0.43%           0.83%          1.25%

Portfolio turnover rate              28.80%             27.7%           41.7%           25.4%          18.1%

Net assets, end of period
(in thousands)                     $439,350          $550,329        $662,159       $ 707,330      $ 497,946

(diamond) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments
T. Rowe Price International Stock Portfolio
December 31, 2002

                                                                               Shares                 Value
-------------------------------------------------------------------------------
                                                                                               In thousands
AUSTRALIA 1.2%

Common Stocks 0.6%
BHP Billiton                                                                  439,000                $2,507

Brambles Industries                                                           122,324                   324

                                                                                                      2,831

Preferred Stocks 0.6%
News Corporation                                                              481,989                 2,590

                                                                                                      2,590

Total Australia (Cost $6,588)                                                                         5,421

BELGIUM 0.7%

Common Stocks 0.7%
Dexia (miscellaneous footnote symbol)                                         139,650                 1,733

Fortis                                                                         52,122                   918

UCB                                                                            19,063                   600

Total Belgium (Cost $3,267)                                                                           3,251

BRAZIL 0.5%

Common Stocks 0.5%
Grupo Pao de
  Acucar ADR (USD)                                                             38,700                   592

Petroleo Brasileiro
  (Petrobras) ADR (USD)                                                       121,920                 1,634

Total Brazil (Cost $3,323)                                                                            2,226

CANADA 0.5%

Common Stocks 0.5%
Alcan Aluminum (miscellaneous footnote symbol)                                 24,170                   709

Celestica (USD) *                                                              20,727                   292

Royal Bank of Canada (miscellaneous footnote symbol)                           28,380                 1,039

Total Canada (Cost $1,931)                                                                            2,040

DENMARK 0.4%

Common Stocks 0.4%
Novo Nordisk                                                                   62,700                 1,810

Total Denmark (Cost $2,058)                                                                           1,810

FINLAND 1.5%

Common Stocks 1.5%
Nokia                                                                         424,539                 6,745

Total Finland (Cost $5,525)                                                                           6,745

FRANCE 14.0%

Common Stocks 14.0%
Aventis                                                                       126,253                 6,858

                                                                               Shares                 Value
-------------------------------------------------------------------------------
                                                                                               In thousands
AXA                                                                           182,544                $2,448

BNP Paribas                                                                   183,126                 7,457

Cap Gemini                                                                      7,003                   160

Carrefour                                                                      15,170                   675

Compagnie de Saint-Gobain                                                      75,480                 2,213

Groupe Danone                                                                   5,420                   729

Hermes                                                                         16,608                 2,292

L'Oreal                                                                         5,276                   401

Lafarge                                                                         5,349                   403

LVMH (miscellaneous footnote symbol)                                           33,440                 1,373

Orange * (miscellaneous footnote symbol)                                      123,520                   854

Pinault Printemps Redoute                                                       9,687                   712

Sanofi-Synthelabo                                                             120,414                 7,356

Schneider Electric *                                                           59,349                 2,806

Societe Generale                                                               25,286                 1,472

Societe Television
  Francaise 1                                                                 118,484                 3,164

Sodexho Alliance                                                              142,279                 3,283

STMicroelectronics (miscellaneous footnote symbol)                             77,411                 1,517

Thomson *                                                                      67,100                 1,144

TotalFinaElf, Series B                                                         94,097                13,430

Vivendi Universal                                                              41,836                   675

Total France (Cost $60,808)                                                                          61,422

GERMANY 2.3%

Common Stocks 2.3%
Allianz                                                                        12,133                 1,153

Bayer                                                                          27,972                   600

Bayerische Hypo-und
 Vereinsbank                                                                   20,052                   320

Deutsche Bank                                                                  46,946                 2,161

Deutsche Telekom                                                               26,480                   340

E.On                                                                           33,971                 1,370

Gehe (miscellaneous footnote symbol)                                           44,540                 1,733

Rhoen-Klinikum                                                                 18,597                   605

SAP                                                                            12,750                 1,010

Siemens                                                                        15,960                   678

Total Germany (Cost $13,679)                                                                          9,970

GREECE 0.1%

Common Stocks 0.1%
Hellenic Telecommunications
  Organization                                                                 51,760                   569

Total Greece (Cost $736)                                                                                569

Portfolio of Investments
T. Rowe Price International Stock Portfolio
December 31, 2002

                                                                               Shares                 Value
-------------------------------------------------------------------------------
                                                                                               In thousands
HONG KONG 0.6%

Common Stocks 0.6%
Cheung Kong Holdings                                                          253,000                $1,646

Hutchison Whampoa                                                             180,200                 1,128

Total Hong Kong (Cost $3,214)                                                                         2,774

INDIA 1.1%

Common Stocks 1.1%
Hindustan Lever                                                               819,590                 3,099

ICICI Bank (Ordinary shares)                                                  423,320                 1,244

ICICI Bank ADR (USD)                                                           92,933                   604

Total India (Cost $6,469)                                                                             4,947

IRELAND 0.0%

Common Stocks 0.0%
SkillSoft ADR (USD) *                                                          45,771                   126

Total Ireland (Cost $1,165)                                                                             126

ISRAEL 0.1%

Common Stocks 0.1%
Check Point Software
  Technologies (USD) *                                                         28,726                   373

Total Israel (Cost $560)                                                                                373

ITALY 5.6%

Common Stocks 5.6%
Alleanza Assicurazioni (miscellaneous footnote symbol)                        311,370                 2,358

Assicurazioni Generali                                                         44,630                   917

Banca Intesa (miscellaneous footnote symbol)                                  742,430                 1,565

ENI                                                                           387,458                 6,156

Mediaset (miscellaneous footnote symbol)                                       56,000                   426

Mediolanum (miscellaneous footnote symbol)                                    139,175                   717

Olivetti *                                                                    665,863                   679

Telecom Italia
  (Ordinary shares) (miscellaneous footnote symbol)                           282,882                 2,145

Telecom Italia
  (Savings shares) (miscellaneous footnote symbol)                            318,000                 1,604

Telecom Italia Mobile (miscellaneous footnote symbol)                         851,234                 3,883

UniCredito Italiano (miscellaneous footnote symbol)                         1,055,001                 4,215

Total Italy (Cost $25,483)                                                                           24,665

JAPAN 16.0%

Common Stocks 16.0%
Canon                                                                         142,000                 5,345

                                                                               Shares                 Value
-------------------------------------------------------------------------------
                                                                                               In thousands
Credit Saison (miscellaneous footnote symbol)                                  85,100                $1,451

Daiichi Pharmaceutical                                                         57,000                   817

Fanuc                                                                          21,100                   933

Fuji Television Network                                                           239                   962

Fujisawa Pharmaceutical                                                       139,000                 3,178

Hitachi Chemical (miscellaneous footnote symbol)                              104,000                   893

Honda Motor                                                                   106,600                 3,941

Ito-Yokado                                                                     53,000                 1,562

Japan Telecom Holdings                                                            157                   486

KDDI (miscellaneous footnote symbol)                                              868                 2,814

Keyence                                                                         6,600                 1,148

Kyocera                                                                        15,500                   902

Marui (miscellaneous footnote symbol)                                         161,000                 1,575

Mitsubishi Estate                                                             261,000                 1,987

Mitsui Fudosan (miscellaneous footnote symbol)                                447,000                 2,898

Murata Manufacturing                                                           17,400                   681

Nomura Securities                                                             179,000                 2,011

NTT DoCoMo (miscellaneous footnote symbol)                                      1,997                 3,683

Rohm                                                                           12,600                 1,603

Secom (miscellaneous footnote symbol)                                         141,000                 4,832

Seven-Eleven Japan (miscellaneous footnote symbol)                            110,000                 3,353

Shin-Etsu Chemical                                                             37,600                 1,232

Shiseido                                                                      210,000                 2,728

SMC                                                                            14,300                 1,341

Sony                                                                          127,500                 5,325

Sumitomo                                                                      101,000                   434

Suzuki Motor                                                                  123,000                 1,336

Takeda Chemical Industries                                                     45,000                 1,879

Takefuji (miscellaneous footnote symbol)                                       21,070                 1,215

Toppan Printing                                                                63,000                   474

Toyota Motor                                                                  153,100                 4,112

Yamanouchi Pharmaceutical (miscellaneous footnote symbol)                     103,000                 2,984

Total Japan (Cost $76,908)                                                                           70,115

LUXEMBOURG 0.1%

Common Stocks 0.1%
SES Global                                                                     47,290                   317

Total Luxembourg (Cost $712)                                                                            317

MALAYSIA 0.3%

Common Stocks 0.3%
Malayan Banking Berhad                                                        406,400                   792

Sime Darby                                                                    250,000                   326

Total Malaysia (Cost $1,309)                                                                          1,118

Portfolio of Investments
T. Rowe Price International Stock Portfolio
December 31, 2002

                                                                               Shares                 Value
-------------------------------------------------------------------------------
                                                                                               In thousands
MEXICO 1.5%

Common Stocks 1.5%
America Movil
ADR, Series L (USD)                                                           112,000                $1,608

Femsa UBD Units
  (Represents 1 Series B
    and 4 Series D shares)                                                    492,290                 1,792

Grupo Financiero BBVA
  Bancomer, Series B * (miscellaneous footnote symbol)                      1,653,500                 1,255

Telmex ADR,
  Series L (USD)                                                               14,179                   453

Wal-Mart de Mexico (miscellaneous footnote symbol)                            566,300                 1,294

Total Mexico (Cost $6,401)                                                                            6,402

NETHERLANDS 5.1%

Common Stocks 5.1%
Akzo Nobel                                                                      7,184                   228

ASML Holding * (miscellaneous footnote symbol)                                183,390                 1,531

Equant * (miscellaneous footnote symbol)                                       10,988                    45

Fortis                                                                        109,960                 1,921

ING Groep                                                                     273,100                 4,622

Philips Electronics                                                           220,192                 3,856

Reed Elsevier                                                                 135,670                 1,658

Royal Ahold                                                                    63,300                   803

Royal Dutch Petroleum                                                          56,310                 2,477

Royal KPN *                                                                   256,100                 1,665

VNU                                                                            75,982                 1,980

Wolters Kluwer                                                                106,672                 1,857

Total Netherlands (Cost $29,132)                                                                     22,643

NORWAY 0.5%

Common Stocks 0.5%
Orkla, Series A                                                                93,020                 1,583

Statoil                                                                        67,000                   565

Total Norway (Cost $1,900)                                                                            2,148

PORTUGAL 0.0%

Common Stocks 0.0%
Jeronimo Martins *                                                             30,380                   221

Total Portugal (Cost $253)                                                                              221

RUSSIA 0.8%

Common Stocks 0.8%
LUKOIL ADR (USD) *                                                             15,120                   919

YUKOS ADR (USD) (miscellaneous footnote symbol)                                17,150                 2,401

Total Russia (Cost $2,665)                                                                            3,320

                                                                               Shares                 Value
-------------------------------------------------------------------------------
                                                                                               In thousands
SINGAPORE 1.0%

Common Stocks 1.0%
Haw Par *                                                                      22,012                   $41

MobileOne Limited *                                                         1,168,000                   821

United Overseas Bank                                                          538,424                 3,663

Total Singapore (Cost $4,210)                                                                         4,525

SOUTH KOREA 3.1%

Common Stocks 3.1%
Kookmin Bank ADR (USD)                                                         22,900                   809

KT Corporation ADR (USD)                                                       93,374                 2,012

POSCO ADR (USD)                                                                59,789                 1,479

Samsung Electronics                                                            20,796                 5,506

Shinhan Financial                                                             128,500                 1,343

South Korea Telecom                                                            11,900                 2,298

Total South Korea (Cost $10,736)                                                                     13,447

SPAIN 3.7%

Common Stocks 3.7%
Banco Bilbao Vizcaya
  Argentaria                                                                  362,906                 3,471

Banco Santander Central
  Hispano                                                                     395,735                 2,714

Endesa (miscellaneous footnote symbol)                                        129,282                 1,512

Gas Natural                                                                    97,310                 1,844

Inditex                                                                        89,300                 2,108

Repsol                                                                         75,687                 1,000

Telefonica *                                                                  285,567                 2,554

Telefonica ADR (USD)                                                           37,324                   992

Total Spain (Cost $18,732)                                                                           16,195

SWEDEN 2.8%

Common Stocks 2.8%
Electrolux, Series B (miscellaneous footnote symbol)                           92,690                 1,466

Hennes & Mauritz, Series B (miscellaneous footnote symbol)                    152,400                 2,945

LM Ericsson, Series B *                                                       592,879                   416

Nordea                                                                        258,388                 1,141

Sandvik (miscellaneous footnote symbol)                                        16,720                   374

Securitas, Series B                                                           497,852                 5,956

Total Sweden (Cost $14,906)                                                                          12,298

Portfolio of Investments
T. Rowe Price International Stock Portfolio
December 31, 2002

                                                                               Shares                 Value
-------------------------------------------------------------------------------
                                                                                               In thousands
SWITZERLAND 5.7%

Common Stocks 5.7%
Adecco                                                                        137,620                $5,393

Credit Suisse Group *                                                          33,400                   724

Nestle                                                                         49,994                10,591

Roche (Participation certificates)                                             34,600                 2,410

UBS *                                                                         122,288                 5,942

Total Switzerland (Cost $22,568)                                                                     25,060

TAIWAN 0.7%

Common Stocks 0.7%
Taiwan Semiconductor
  Manufacturing                                                             2,426,149                 2,983

Total Taiwan (Cost $5,142)                                                                            2,983

THAILAND 0.3%

Common Stocks 0.3%
Bangkok Bank
  (Local shares) *                                                          1,089,000                 1,249

Total Thailand (Cost $1,359)                                                                          1,249

UNITED KINGDOM 27.7%

Common Stocks 27.7%
Abbey National                                                                100,818                   841

AstraZeneca                                                                   144,624                 5,168

Autonomy *                                                                     54,904                   155

BG Group                                                                      229,515                   990

BP                                                                            582,000                 4,000

Brambles Industries                                                           846,930                 2,072

Cable & Wireless                                                              285,143                   205

Cadbury Schweppes                                                             344,009                 2,143

Celltech *                                                                    147,157                   817

Centrica                                                                      326,000                   897

Compass                                                                     1,207,680                 6,414

David S. Smith                                                                160,000                   375

Diageo                                                                        308,702                 3,354

                                                                               Shares                 Value
-------------------------------------------------------------------------------
                                                                                               In thousands
Electrocomponents                                                             429,410                $1,984

Friends Provident                                                             148,000                   288

GKN                                                                            23,000                    74

GlaxoSmithKline                                                               915,098                17,556

Granada                                                                       349,517                   449

Hays                                                                          920,074                 1,373

Hilton Group                                                                  201,000                   540

HSBC (HKD) (miscellaneous footnote symbol)                                     88,800                   971

Kingfisher                                                                    894,808                 3,204

P&O Princess Cruises                                                           61,300                   425

Reckitt Benckiser                                                              70,607                 1,369

Reed Elsevier                                                               1,322,988                11,328

Rio Tinto                                                                     312,897                 6,245

Royal Bank of Scotland                                                        479,412                11,482

Shell Transport & Trading                                                   1,305,876                 8,596

Standard Chartered                                                            102,100                 1,160

Tesco                                                                       1,332,120                 4,159

Tomkins                                                                       682,672                 2,088

Unilever                                                                      424,825                 4,041

United Business Media                                                         102,263                   477

Vodafone                                                                    6,105,114                11,128

Woolworths                                                                    330,500                   193

WPP Group                                                                     675,090                 5,156

Total United Kingdom (Cost $143,910)                                                                121,717

UNITED STATES 2.0%

Money Market Funds 2.0%
T. Rowe Price Reserve Investment
  Fund 1.53%#                                                               8,812,323                 8,812

Total United States (Cost $8,812)                                                                     8,812

Total Investments in Securities

99.9% of Net Assets (Cost $484,461)                                          $438,909

Other Assets Less Liabilities                                                     441

NET ASSETS                                                                   $439,350
                                                                             ---------
# Seven-day yield

* Non-income producing

(miscellaneous footnote symbol) All or a portion of this security is on loan at December 31, 2002 - See Note 2

ADR American Depository Receipts

HKD Hong Kong dollar

USD United States dollar

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities
T. Rowe Price International Stock Portfolio
December 31, 2002
In thousands

Assets

Investments in securities, at value (cost $484,461)                                   $438,909

Securities lending collateral                                                           32,129

Other assets                                                                             3,224

Total assets                                                                           474,262

Liabilities

Obligation to return securities lending collateral                                      32,129

Other liabilities                                                                        2,783

Total liabilities                                                                       34,912

NET ASSETS                                                                            $439,350
                                                                                      --------
Net Assets Consist of:
Undistributed net investment income (loss)                                                 $55

Undistributed net realized gain (loss)                                               (140,364)

Net unrealized gain (loss)                                                            (45,477)

Paid-in-capital applicable to 47,439,490 shares of
$0.0001 par value capital stock outstanding;
1,000,000,000 shares of the Corporation authorized                                     625,136

NET ASSETS                                                                            $439,350
                                                                                      --------
NET ASSET VALUE PER SHARE                                                                $9.26
                                                                                      --------

The accompanying notes are an integral part of these financial statements.

Statement of Operations
T. Rowe Price International Stock Portfolio
In thousands

                                                                                          Year
                                                                                         Ended
                                                                                      12/31/02

Investment Income (Loss)

Income
  Dividend (net of foreign taxes of $1,404)                                             $9,680

  Interest (net of foreign taxes of $2)                                                    320

  Securities lending                                                                       293

  Total income                                                                          10,293

Investment management and administrative expense                                         5,456

Net investment income (loss)                                                             4,837

Realized and Unrealized Gain (Loss)

Net realized gain (loss)
  Securities                                                                          (79,428)

  Foreign currency transactions                                                            479

  Net realized gain (loss)                                                            (78,949)

Change in net unrealized gain (loss)
  Securities                                                                          (27,094)

  Other assets and liabilities
  denominated in foreign currencies                                                        177

  Change in net unrealized gain (loss)                                                (26,917)

Net realized and unrealized gain (loss)                                              (105,866)

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                                              $(101,029)
                                                                                    -----------

The accompanying notes are an integral part of these financial statements.

Statement of Changes in Net Assets
T. Rowe Price International Stock Portfolio
In thousands

                                                                                 Year
                                                                                Ended
                                                                             12/31/02              12/31/01

Increase (Decrease) in Net Assets

Operations
  Net investment income (loss)                                                 $4,837               $11,182

  Net realized gain (loss)                                                   (78,949)              (55,079)

  Change in net unrealized gain (loss)                                       (26,917)             (102,486)

  Increase (decrease) in net assets from operations                         (101,029)             (146,383)

Distributions to shareholders
  Net investment income                                                       (4,769)              (11,654)

  Net realized gain                                                             (477)                     -

  Decrease in net assets from distributions                                   (5,246)              (11,654)

Capital share transactions *
  Shares sold                                                                 769,260             1,219,041

  Distributions reinvested                                                      5,235                11,654

  Shares redeemed                                                           (779,199)           (1,184,488)

  Increase (decrease) in net assets from capital
  share transactions                                                          (4,704)                46,207

Net Assets

Increase (decrease) during period                                           (110,979)             (111,830)

Beginning of period                                                           550,329               662,159

End of period                                                                $439,350              $550,329
                                                                              ------------------------

*Share information
  Shares sold                                                                  71,664                95,629

  Distributions reinvested                                                        575                 1,026

  Shares redeemed                                                            (72,780)              (92,610)

  Increase (decrease) in shares outstanding                                     (541)                 4,045

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements
T. Rowe Price International Stock Portfolio
December 31, 2002

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

  T. Rowe Price International Series, Inc. (the corporation) is registered under the Investment Company Act of 1940. The International Stock Portfolio (the fund), a diversified, open-end management investment company, is one of the portfolios established by the corporation and commenced operations on March 31, 1994. The fund seeks long-term growth of capital through investments primarily in the common stocks of established, non-U.S. companies. Shares of the fund are currently offered only through certain insurance companies as an investment medium for both variable annuity contracts and variable life insurance policies.

  The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management.

  Valuation - Equity securities listed or regularly traded on a securities exchange or in the over-the-counter market are valued at the last quoted sale price, or official closing price for certain markets, at the time the valuations are made. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and ask prices for domestic securities and the last quoted sale price for international securities. Other equity securities are valued at a price within the limits of the latest bid and ask prices deemed by the Board of Directors, or by persons delegated by the Board, best to reflect fair value.

  Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation.

  Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

  Currency Translation - Assets and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and ask prices of such currencies against U.S. dollars quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

  Other - Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date.

NOTE 2 - INVESTMENT TRANSACTIONS

  Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund's prospectus and Statement of Additional Information.

  Securities Lending - The fund lends its securities to approved brokers to earn additional income. It receives as collateral cash and government securities valued at 102% to 105% of the value of the securities on loan. Cash collateral is invested in a money market pooled account by the fund's lending agent. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the fund the next business day. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities. At December 31, 2002, the value of loaned securities was $30,552,000; aggregate collateral consisted of $32,129,000 in the securities lending collateral pool.

  Other - Purchases and sales of portfolio securities, other than short-term securities, aggregated $155,020,000 and $144,070,000, respectively, for the year ended December 31, 2002.

T. Rowe Price International Stock Portfolio

NOTE 3 - FEDERAL INCOME TAXES

  No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute to shareholders all of its taxable income and gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Temporary differences are not adjusted.

  Distributions during the year ended December 31, 2002 totaled $5,246,000 and were characterized as ordinary income for tax purposes. At December 31, 2002, the tax-basis components of net assets were as follows:

  Unrealized appreciation                                            $45,982,000

  Unrealized depreciation                                          (106,647,000)
                                                                  --------------
  Net unrealized appreciation (depreciation)                        (60,665,000)

  Undistributed ordinary income                                           55,000

  Capital loss carryforwards                                       (125,176,000)

  Paid-in capital                                                    625,136,000
                                                                  --------------
  Net assets                                                        $439,350,000

  Pursuant to federal income tax regulations applicable to investment companies, the fund has elected to treat net capital losses realized between November 1 and December 31 of each year as occurring on the first day of the following tax year. Consequently, $15,188,000 of realized losses reflected in the accompanying financial statements will not be recognized for tax purposes until 2003. Further, the fund intends to retain realized gains to the extent of available capital loss carryforwards for federal income tax purposes. As of December 31, 2002, the fund had $54,322,000 of capital loss carryforwards that expire in 2009 and $70,854,000 that expire in 2010.

  For the year ended December 31, 2002, the fund recorded the following permanent reclassifications to reflect tax character. Results of operations and net assets were not affected by these reclassifications.

  Undistributed net investment income                                 $(118,000)

  Undistributed net realized gain                                        118,000

  At December 31, 2002, the cost of investments for federal income tax purposes was $499,649,000.

Note 4 - FOREIGN TAXES

  The fund is subject to foreign income taxes imposed by certain countries in which it invests. Foreign income taxes are accrued by the fund as a reduction of income.

NOTE 5 - RELATED PARTY TRANSACTIONS

  The fund is managed by T. Rowe Price International, Inc. (the manager), a wholly owned subsidiary of T. Rowe Price Associates, Inc. (Price Associates), which is wholly owned by T. Rowe Price Group, Inc. The investment management and administrative agreement between the fund and the manager provides for an all-inclusive annual fee equal to 1.05% of the fund's average daily net assets. The fee is computed daily and paid monthly. The agreement provides that investment management, shareholder servicing, transfer agency, accounting, and custody services are provided to the fund, and interest, taxes, brokerage commissions, directors' fees and expenses, and extraordinary expenses are paid directly by the fund. At December 31, 2002, $447,000 was payable under the agreement.

  The fund may invest in the T. Rowe Price Reserve Investment Fund and T. Rowe Price Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by Price Associates. The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by Price Associates and/or its affiliates, and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the year ended December 31, 2002, totaled $307,000 and are reflected as interest income in the accompanying Statement of Operations.

Report of Independent Accountants

To the Board of Directors of T. Rowe Price International Series, Inc. and Shareholders of T. Rowe Price International Stock Portfolio

  In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price International Stock Portfolio (comprising T. Rowe Price International Series, Inc., hereafter referred to as the "Fund") at December 31, 2002, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with the custodian, provide a reasonable basis for our opinion.

  PricewaterhouseCoopers LLP
  Baltimore, Maryland
  January 21, 2003

Tax Information (Unaudited) for the Tax Year Ended 12/31/02

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund's distributions to shareholders included $359,000 from short-term capital gains.

The fund will pass through foreign source income of $6,524,000 and foreign taxes paid of $1,328,000.

T. Rowe Price International Stock Portfolio

About the Portfolio's Directors and Officers

Your portfolio is governed by a Board of Directors that meets regularly to review investments, performance, expenses, and other business matters, and is responsible for protecting the interests of shareholders. The majority of the portfolio's directors are independent of T. Rowe Price Associates, Inc.
("T. Rowe Price"); "inside" directors are officers of T. Rowe Price. The Board of Directors elects the portfolio's officers, who are listed in the final table. The business address of each director and officer is 100 East Pratt Street, Baltimore, MD 21202.

Independent Directors

Name
(Date of Birth)            Principal Occupation(s) During Past 5 Years and
Year Elected*              Directorships of Other Public Companies
-------------------------------------------------------------------------------
Anthony W. Deering         Director, Chairman of the Board, President,
(1/28/45)                  and Chief Executive Officer, The Rouse Company,
1994                       real estate developers
-------------------------------------------------------------------------------
Donald W. Dick, Jr.        Principal, EuroCapital Advisors, LLC, an acquisition
(1/27/43)                  and management advisory firm
1994
-------------------------------------------------------------------------------
David K. Fagin             Director, Dayton Mining Corp. (6/98 to present),
(4/9/38)                   Golden Star Resources Ltd., and Canyon Resources,
2001                       Corp. (5/00 to present); Chairman and President, Nye
                           Corp.
-------------------------------------------------------------------------------
F. Pierce Linaweaver       President, F. Pierce Linaweaver & Associates, Inc.,
(8/22/34)                  consulting environmental and civil engineers
2001
-------------------------------------------------------------------------------
Hanne M. Merriman          Retail Business Consultant; Director, Ann Taylor
(11/16/41)                 Stores Corp., Ameren Corp., Finlay Enterprises,
2001                       Inc., The Rouse Company, and US Airways Group, Inc.
-------------------------------------------------------------------------------
John G. Schreiber          Owner/President, Centaur Capital Partners, Inc.,
(10/21/46)                 a real estate investment company; Senior Advisor
2001                       and Partner, Blackstone Real Estate Advisors, L.P.;
                           Director, AMLI Residential Properties Trust, Host
                           Marriott Corp., and The Rouse Company
-------------------------------------------------------------------------------
Hubert D. Vos              Owner/President, Stonington Capital Corp., a
(8/2/33)                   private investment company
2001
-------------------------------------------------------------------------------
Paul M. Wythes             Founding Partner, Sutter Hill Ventures, a venture
(6/23/33)                  capital limited partnership, providing equity
1996                       capital to young high-technology companies throughout
                           the United States; Director, Teltone Corp.
-------------------------------------------------------------------------------
*Each independent director oversees 105 T. Rowe Price portfolios and serves until the election of a successor.

T. Rowe Price International Stock Portfolio

Inside Directors

Name
(Date of Birth)
Year Elected*
[Number of T. Rowe Price       Principal Occupation(s) During Past 5 Years and
Portfolios Overseen]           Directorships of Other Public Companies
-------------------------------------------------------------------------------
James S. Riepe                 Director and Vice President, T. Rowe Price;
(6/25/43)                      Vice Chairman of the Board, Director, and Vice
2002                           President, T. Rowe Price Group, Inc.; Chairman
[105]                          of the Board and Director, T. Rowe Price Global
                               Asset Management Limited, T. Rowe Price
                               Investment Services, Inc., T. Rowe Price
                               Retirement Plan Services, Inc., and T. Rowe Price
                               Services, Inc.; Chairman of the Board, Director,
                               President, and Trust Officer, T. Rowe Price Trust
                               Company; Director, T. Rowe Price International,
                               Inc., and T. Rowe Price Global Investment
                               Services Limited; Chairman of the Board,
                               International Series
_______________________________________________________________________________

M. David Testa                 Chief Investment Officer, Director, and Vice
(4/22/44)                      President, T. Rowe Price; Vice Chairman of the
1994                           Board, Chief Investment Officer, Director, and
[105]                          Vice President, T. Rowe Price Group, Inc.;
                               Director, T. Rowe Price Global Asset
                               Management Limited, T. Rowe Price Global
                               Investment Services Limited, and T. Rowe
                               Price International, Inc.; Director and Vice
                               President, T. Rowe Price Trust Company; Vice
                               President, International Series
_______________________________________________________________________________
*Each inside director serves until the election of a successor.

Officers

Name (Date of Birth)
Title and Fund(s) Served                       Principal Occupation(s)
-------------------------------------------------------------------------------
Mark C.J. Bickford-Smith (4/30/62)             Vice President, T. Rowe Price Group, Inc.
Vice President, International Series           and T. Rowe Price International, Inc.
_______________________________________________________________________________
Joseph A. Carrier (12/30/60)                   Vice President, T. Rowe Price, T. Rowe
Treasurer, International Series                Price Group, Inc., and T. Rowe Price
                                               Investment Services, Inc.
_______________________________________________________________________________
Ann B. Cranmer (3/23/47)                       Vice President, T. Rowe Price Group, Inc.
Assistant Vice President,                      and T. Rowe Price International, Inc.;
International Series                           Vice President and Secretary, T. Rowe
                                               Price Global Asset Management Limited and
                                               T. Rowe Price Global Investment Services
                                               Limited
_______________________________________________________________________________
John R. Ford (11/25/57)                        Vice President, T. Rowe Price and T. Rowe
President, International Series                Price Group, Inc.; Chief Investment
                                               Officer, Director, and Vice President, T.
                                               Rowe Price International, Inc.
_______________________________________________________________________________
Henry H. Hopkins (12/23/42)                    Director and Vice President, T. Rowe
Vice President, International                  Price Group, Inc., T. Rowe Price
Series                                         Investment Services, Inc., T. Rowe Price
                                               Services, Inc., and T. Rowe Price Trust
                                               Company; Vice President, T. Rowe Price,
                                               T. Rowe Price International, Inc., and T.
                                               Rowe Price Retirement Plan Services,
                                               Inc.
_______________________________________________________________________________
Patricia B. Lippert (1/12/53)                  Assistant Vice President, T. Rowe Price
Secretary, International Series                and T. Rowe Price Investment Services,
                                               Inc.
_______________________________________________________________________________
David S. Middleton (1/18/56)                   Vice President, T. Rowe Price, T. Rowe
Controller, International Series               Price Group, Inc., and T. Rowe Price
                                               Trust Company
_______________________________________________________________________________
George A. Murnaghan (5/1/56)                   Vice President, T. Rowe Price, T.
Vice President, International Series           Rowe Price Group, Inc., T. Rowe Price
                                               International, Inc., T. Rowe Price
                                               Investment Services, Inc., and T. Rowe
                                               Price Trust Company
_______________________________________________________________________________
James B.M. Seddon (6/17/64)                    Vice President, T. Rowe Price Group, Inc.
Vice President, International Series           and T. Rowe Price International, Inc.

T. Rowe Price International Stock Portfolio

Officers (continued)

Name (Date of Birth)
Title and Fund(s) Served                       Principal Occupation(s)
-------------------------------------------------------------------------------
David J.L. Warren (4/14/57)                    Vice President, T. Rowe Price and T.
Vice President, International Series           Rowe Price Group, Inc.; Chief Executive
                                               Officer, Director, and President, T. Rowe
                                               Price International, Inc.; Director, T.
                                               Rowe Price Global Asset Management
                                               Limited
-------------------------------------------------------------------------------
William F. Wendler II (3/14/62)                Vice President, T. Rowe Price, T. Rowe
Vice President, International Series           Price Group, Inc., and T. Rowe Price
                                               International, Inc.
-------------------------------------------------------------------------------
Edward A. Wiese, CFA (4/12/59)                 Vice President, T. Rowe Price, T. Rowe
Vice President, International Series           Price Group, Inc., and T. Rowe Price
                                               Trust Company; Chief Investment Officer,
                                               Director, and Vice President, T. Rowe
                                               Price Savings Bank
-------------------------------------------------------------------------------
Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe
Price International for at least five years.

This report is authorized for distribution only to those who have received a copy of the portfolio's prospectus.

T. Rowe Price, Invest With Confidence
100 East Pratt Street
Baltimore, MD 21202

T. Rowe Price Investment Services, Inc., Distributor

29253
TRP653 (2/03)
K15-051 12/31/02